Dentsply Sirona Initiates Review of Strategic Alternatives for Wellspect Healthcare Charlotte, N.C., February 11, 2025 - DENTSPLY SIRONA Inc. (“Dentsply Sirona” or the "Company") (Nasdaq: XRAY) today announced that the Company has initiated a process to evaluate strategic alternatives for its Wellspect Healthcare business (“Wellspect”). Wellspect is a leading provider of bladder and bowel management care products with an over 40-year history. Through its comprehensive portfolio of products and accessories from trusted brands like LoFric® and Navina™, Wellspect has delivered improved organic sales growth in recent years, including mid-to-high single digit growth for 2023 and through the first three quarters of 2024. The business is well-positioned in the large and growing continence care space, which has an estimated $2 billion total addressable market. “We have initiated a review of strategic alternatives for Wellspect as we believe that taking this step now enables us to unlock significant potential value for all our stakeholders,” said Simon Campion, President and Chief Executive Officer of Dentsply Sirona. “As part of our transformation strategy over the last few years, we invested in strengthening Wellspect’s foundation and positioning the business for the future by prioritizing product innovation, profitable revenue growth and capacity expansion to meet anticipated demand growth. Importantly, we developed a strong product pipeline with potential opportunities to access significant untapped markets in Wellspect’s core business and other adjacencies, and we have seen early indications that this added focus has led to improved financial performance. We look forward to determining an outcome for Wellspect that supports the business’ enhanced growth trajectory and success while also enabling Dentsply Sirona to focus our resources and attention on our dental business.” Campion continued, “We continue to make progress executing the second phase of our business transformation journey by taking steps to reshape the organization, unlock efficiencies, enhance customer engagement and strategically allocate spend to generate the greatest return, including in commercial investments. We are confident that these actions will enable us to deliver on the promise that a broad-based dental organization has to offer. As we move forward, the Board and management team are committed to a continued disciplined approach in regularly evaluating the Company’s portfolio, cost structure, investments and other avenues to drive sustainable, profitable growth and enhanced shareholder value.” There is no deadline or definitive timetable set for completion of the strategic alternatives process or assurance that the process will result in a transaction. Dentsply Sirona does not intend to make further announcements regarding the review of strategic alternatives unless and until the Board approves a course of action or otherwise determines further disclosure is appropriate or necessary. Goldman Sachs & Co. LLC is serving as financial advisor to Dentsply Sirona and Wachtell, Lipton, Rosen & Katz is serving as legal advisor.

As previously announced, the Company will report its financial results and host its investor conference call for the fourth quarter and full year 2024 on February 27, 2025. About Dentsply Sirona Dentsply Sirona is the world’s largest manufacturer of professional dental products and technologies, with over a century of innovation and service to the dental industry and patients worldwide. Dentsply Sirona develops, manufactures, and markets a comprehensive solutions offering including dental and oral health products as well as other consumable medical devices under a strong portfolio of world class brands. Dentsply Sirona’s products provide innovative, high-quality, and effective solutions to advance patient care and deliver better and safer dental care. Dentsply Sirona’s headquarters is located in Charlotte, North Carolina. The Company’s shares are listed in the United States on Nasdaq under the symbol XRAY. Visit www.dentsplysirona.com for more information about Dentsply Sirona and its products. Contact Information Investors: Andrea Daley Vice President, Investor Relations +1-704-591-8631 InvestorRelations@dentsplysirona.com Press: Marion Par-Weixlberger Vice President, Public Relations & Corporate Communications +43 676 848414588 marion.par-weixlberger@dentsplysirona.com Forward-Looking Statements and Associated Risks This Press Release contains statements that do not directly and exclusively relate to historical facts which constitute forward-looking statements, including statements and projections concerning the review of strategic alternatives for Wellspect, including whether the review will result in any transaction or other outcome, or the terms, timing or structure of any such transaction (if such transaction will take place). The Company’s forward-looking statements represent current expectations and beliefs and involve risks and uncertainties. Actual results may differ significantly from those projected or suggested in any forward-looking statements and no assurance can be given that the results described in such forward-looking statements will be achieved, or that any transaction or future events will occur as anticipated, if at all. Investors are cautioned not to place undue reliance on such forward-looking statements which speak only as of the date they are made. The forward- looking statements are subject to numerous assumptions, risks and uncertainties and other factors that could cause actual results to differ materially from those described in such statements, many of which are outside of our control. The Company does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events. Any number of factors could cause the Company’s actual results to differ materially from those contemplated by any forward-

looking statements, including, but not limited to, the risks associated with the following: the Company’s ability to remain profitable in a very competitive marketplace, which depends upon the Company’s ability to differentiate its products and services from those of competitors; the Company’s failure to realize assumptions and projections which may result in the need to record additional impairment charges; the effect of changes to the Company’s distribution channels for its products and the failure of significant distributors of the Company to effectively manage their inventories; the Company’s failure to receive any regulatory authorization needed to commercialize any particular product or service offering; the Company’s ability to control costs and failure to realize expected benefits of cost reduction and restructuring efforts and the Company’s failure to anticipate and appropriately adapt to changes or trends within the rapidly changing dental industry. Such statements are subject to numerous assumptions, risks, uncertainties and other factors, and investors should carefully consider these and other relevant factors, including those risk factors in Part I, Item 1A, (“Risk Factors”) in the Company’s most recent Annual Report on Form 10-K, including any amendments thereto, and any updating information which may be contained in the Company’s other filings with the SEC, when reviewing any forward-looking statement. The Company notes these factors for investors as permitted under the Private Securities Litigation Reform Act of 1995. Investors should understand it is impossible to predict or identify all such factors or risks. As such, you should not consider either the foregoing lists, or the risks identified in the Company’s SEC filings, to be a complete discussion of all potential risks or uncertainties.